GulfMark Offshore, Inc GulfMark Offshore, Inc Exhibit 99.1

Forward Looking Statements
Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: the price of oil and gas and its effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors;
delay or cost overruns on construction projects and other material factors that are described from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended
December 31, 2011. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved.
NYSE: GLF                                                   www.GulfMark.com

Long Term Revenue & EBITDA
Long Term Revenue & EBITDA
(in millions of dollars) (in millions of dollars)

* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation
$0
$100
$200
$300
$400
$500
$600
$700
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM
Revenue EBITDA*

Total Revenue in Backlog
Total Revenue in Backlog
(in thousands of dollars) (in thousands of dollars)
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012

Global Vessel Diversification
Global Vessel Diversification
Revenue Breakout by Region
– Year Ended March 31, 2012
US Gulf
Mexico
Trinidad
West Africa
North Sea
Worldwide
SE Asia
Brazil
PSV               15
FSV/Crew      4
FSV/Crew 5
FSV/Crew  1
PSV               7
PSV 20
PSV                47
PSV 3
PSV                2
AHTS               2
AHTS 2
AHTS 1
AHTS             17
AHTS 12
SpV               1
SpV 1
SpV 2
Total             71

Benefits of Geographic Diversification Benefits of Geographic Diversification 6

Gulf of Mexico:
Gulf of Mexico:
Deepwater Utilization on Recovery
Deepwater Utilization on Recovery

Decreased Exposure to U.S. Gulf of Mexico by Approximately 50%
—
Lower Utilization, but also Lower Revenue Exposure in the U.S. Gulf of Mexico
Option Value of Positioning Vessels on Short-Term Contracts in Trinidad
—
Ability to Quickly Capitalize on a Recovery in the U.S. Gulf of Mexico
Supply Constraint  of Deepwater Vessels
—
Due to the Disproportionate Movement of Higher Specification Vessels Out of the Gulf
of Mexico as Compared to Lower Specification Vessels
Vessel Differentiation Based on Safety, Quality, and Training
—
Due to the Deepwater Horizon Event, we Anticipate a Preference for Our Highly
Trained Mariners and the Modern Safety Equipment on Our Vessels
Modifying Certain Vessels in Existing Fleet in Anticipation of U.S. Gulf of
Mexico Recovery

The GulfMark Fleet The GulfMark Fleet 8

Young & Versatile Fleet Young & Versatile Fleet 9 Number of Vessels We Built Per Year

Vessel Dispositions Demonstrate
Vessel Dispositions Demonstrate
Long-Term Value
Long-Term Value
Vessel
Name
Year of
Sale
Year
Built
Age at
Disposal
Sales
Price
Original
Cost
Sales Price as a
Percentage of
Original Cost
Swordfish 2012 2009 3 8,775,000 8,328,295 105%
Sailfish 2012 2007 5 8,350,000 6,900,000 121%
Bluefin 2012 2008 3 6,350,000 6,019,100 105%
Highland Pioneer 2011 1983 28 2,850,000 4,699,301 61%
North Traveller 2010 1998 12 18,692,000 17,775,436 105%
Seapower 2010 1974 36 380,000 1,355,389 28%
Sea Searcher 2009 1976 33 2,000,000 1,298,096 154%
Highland Sprite 2009 1986 23 5,075,000 6,935,050 73%
Sefton Supporter 2009 1971 38 1,029,000 909,535 113%
North Fortune 2008 1983 25 19,000,000 9,955,746 191%
Sea Eagle 2008 1976 32 2,000,000 985,754 203%
Sem Valiant 2008 1981 27 2,600,000 2,798,898 93%
North Crusader 2008 1984 24 19,000,000 12,380,504 153%
Sea Diligent 2008 1981 27 3,950,000 2,805,178 141%
Sea Endeavor 2007 1981 26 2,500,000 2,573,100 97%
Sea Explorer 2007 1981 26 5,125,000 2,821,841 182%
Sem Courageous 2007 1981 26 2,500,000 2,132,069 117%
North Prince 2007 1978 29 5,650,000 7,212,539 78%
Sentinel 2006 1979 27 7,400,000 4,733,578 156%
Highland Patriot 2006 1982 24 10,800,000 7,289,049 148%
Average Age 24 Total Average 122%

Worldwide Vessel Fleet by Category
Worldwide Vessel Fleet by Category

Source: RS Platou - Global Support Vessel Monthly - December 2011
Size (bhp) Category Spec Size (m2) Category Spec
< 10,000 AHTS Small Low-end < 500 PSV Small Low-end
10,000-15,999 AHTS Medium Low-end 500-899 PSV Medium High-end
16,000-19,999 AHTS Large High-end > 900 PSV Large High-end
> 19,999 AHTS X-Large High-end
Vessel categorization
AHTS PSV
0
200
400
600
800
1000
1200
1400
0
200
400
600
800
1000
1200
1400
AHTS XL PSV Large PSV Medium AHTS Large AHTS Medium AHTS Small PSV Small
GulfMark Vessel Focus

Building For Our Future
Building For Our Future

Significant number of new generation rigs on order
Increasing Activity both in the North Sea and New Frontiers
Industry call for higher specification vessels to meet increasing regulatory demands:
• Deeper Waters and Harsher Environments
• Increased cargo carrying capacity and flexibility
• Enhanced Green Footprint and offering greater safety support greater

Remontowa Shipyard, Poland
Delivery Q2/2013       Q3/2013
Two MMC 887 CD 1000m² Deck Area DP II
MAIN PARTICULARS
Large Cargo Capacities
LOA 88.93 m
Beam 18.80 m
Depth 7.40 m
DWT 5100 T
Max Draft 6.05 m
Speed 14.30 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
41 Berths
Gym
Recreational Lounges
Total Power 6800 kW
Propulsion Diesel electric    2 x 2000 kW Azimuth
Thrusters 1 x 910   kW Bow Tunnel
1 x 800   kW Retractable Azimuth
New Build Program Announced
New Build Program Announced

One MMC 879 CD 846m² Deck Area DPII
Total Power 6800 kW
Propulsion Diesel electric     2 x 2000 kW Azimuth
Thrusters 2 x 910   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 79.45 m
Beam 16.80 m
Depth 7.40 m
DWT 4000 T
Max Dr 6.00 m
Speed 14.00 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport
29 Berths
Gym
Recreational Lounges
Remontowa Shipyard, Poland
Delivery Q3/2013
New Build Program Cont’d
New Build Program Cont’d

Two UT 755 XL 715m² Deck Area DPII
Total Power 5580 kW
Propulsion Conventional     2 x 2790 kW CPP
Thrusters 2 x 590   kW Stern Tunnel
2 x 660   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 74.95 m
Beam 16.00 m
Depth 7.00 m
DWT 3000 T
Max Dr 5.80 m
Speed 14.50 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
25 Berths
Gym
Recreational Lounges
Rosetti Shipyard, Italy
Delivery Q4/2013 Q1/2014
New Build Program Cont’d
New Build Program Cont’d

Two ST-216 Arctic 1050m² Deck Area DP II
Total Power 8400 kW
Propulsion Diesel electric     2 x 2600  kW CRP
Thrusters 2 x 1100  kW Bow Tunnel
1 x 883    kW Retractable
Azimuth
MAIN PARTICULARS
Large Cargo Capacities
LOA 92.60 m
Beam 19.20 m
Depth 8.40 m
DWT 4700 T
Max Dr 6.85 m
Speed 17.00 kts
Ice Classed
Winterized
Rescue
Oil Recovery
Tank Cleaning System
SPS Code
Green Passport
40 Berths
Gym
Recreational Lounges
Siemek A/S Shipyard, Flekkefjord, Norway
Delivery Q2/2013
New Build Program Cont’d
New Build Program Cont’d

New Build Program Cont’d
New Build Program Cont’d
Two 270’ Large PSV - DPII
MAIN PARTICULARS
Large Cargo Capacities
LOA 271 ft
Beam 58 ft
Depth 20 ft
DWT 3500 T
FiFi System
Diesel Electric Powered
Total Power 7350 kW
•U.S. Flagged – U.S. GOM is Anticipated Destination
•Expected Delivery – Q2/2013 and Q1 2014
•Expected Cost - $37.5 million each
Thoma Sea Shipyard, Louisiana, U.S.A.

Planned Locations for New Build Vessels Planned Locations for New Build Vessels (Map of North Sea) (Map of North Sea) 18

Stretch Project Stretch Project 19

Financial Information Financial Information 20

Consistent Reduction in
Consistent Reduction in
Net Debt Position
Net Debt Position
Finalization of Previous
New-Build Program
Initiation of Current
New-Build Program
Net-Debt to
Total Book
Capitalization
0%
5%
10%
15%
20%
25%
30%
35%
40%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012

Strong Customer Base
Strong Customer Base

Note: Percentages Based on Vessel Count as of May 4, 2012
Super Majors &
National Oil
Companies
50%
Majors & Large
Independents
23%
Smaller
Independents &
Others
37%

Quarter Ended March 31, 2012
Quarter Ended March 31, 2012
(in thousands of dollars) (in thousands of dollars)
Revenues $    37,663 $  14,225 $       35,547 87,435
Direct operating expenses 20,020 53% 3,803 27% 24,986 70% 48,809 56%
Drydock expense 3,551 9% 2,290 16% 355 1% 6,196 7%
General and administrative expenses (Regional) 3,667 10% 773 5% 2,601 7% 7,041 8%
General and administrative expenses (Corporate) - 0% - 0% - 0% 5,075 6%
Depreciation expense 4,761
13%
2,510
18%
7,178
20%
15,029
17%
(Gain) loss on sale of assets / Other special items - 0% - 0% (1,149) -3% (1,149) 1%
Operating Income $      5,664 15% $    4,849 34% $         1,576 4% $       6,434 7%
Pre-Gain Operating Income $      5,664 15% $    4,849 34% $            428 1% $       5,286 6%
EBITDA (Pre Gain) $    10,425 28% $    7,359 52% $         7,606 21% $ 20,315 23%
Interest expense (8,865)
Interest income 78
Foreign currency gain (loss) and other (1,392)
Income before income taxes $      (3,744)
Income tax benefit (provision) 836 22%
Net Income $       (2,909)
Diluted Earnings Per Share $        (0.11)
Diluted Earnings Per Share (Before Special Items) $        (0.16)
Weighted average diluted common shares 25,997
Consolidating Income Statement for the Three Months Ended Mar 31, 2012
North Sea
Southeast
Asia Americas Total

Investment Highlights
Investment Highlights
Industry Leaders in HSE Performance & People Development
Strong Demand for Modern Offshore Marine Equipment
Global Presence and Operations Expertise
Financial Stability & Flexibility to Pursue Opportunities
Growth through Acquisition and New Construction
Young, Versatile, High-Specification Fleet

Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment.  Adjusted
EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry.  However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM
Net (loss) income $24.0 $0.5 ($4.6) $38.4 $89.7 $99.0 $183.8 $50.6 ($34.7) $49.9 $48.2
Interest expense, net 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 21.6 24.7
Income tax (benefit) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) 4.7 4.1
Depreciation & Amortization 21.4        28.0        26.1        28.9        28.5        30.6        44.3         53.0         57.0 59.6 59.9
EBITDA 59.3 $      41.5 $      32.0 $      89.1 $      135.6 $    164.6 $    252.6 $    121.5 $    30.2 $     135.8 $    136.9 $
Adjustments:
Impairment -              -              -              -              -              -              -              46.2         97.7        1.8          1.8
Debt refinancing costs -              -              6.5          -              -              -              -              -              -             -             1.9
Accounting Change -              -              7.3          -              -              -              -              -              -             -             -
Other (2.5)         1.3          (1.5)         (0.5)         0.1          0.3          (1.6)         1.2          (0.1)         2.3          1.8
Adjusted EBITDA $56.8 $42.8 $44.3 $88.6 $135.7 $164.9 $251.0 $168.8 $127.8 $139.9 $142.3